EXHIBIT 31.1

CERTIFICATION PURSUANT TO RULE 13a/15d OF THE SECURITIES AND EXCHANGE ACT OF 1934, AS ADOPTED PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Leandro Iglesias, certify that:

1.	I have reviewed this report on Form 10-K/A of iQSTEL Inc., for the fiscal year ended December 31, 2025;

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Dated: April 23, 2026	/s/ Leandro Iglesias
Leandro Iglesias
Chief Executive Officer, Principal Executive Officer and director